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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


We have issued our report dated August 8, 2000, accompanying the consolidated financial statements included in the Annual Report of Cyberguard Corporation on Form 10-K for the year ended June 30, 2000. We hereby consent to the incorporation by reference of said report in the Registration Statement of Cyberguard Corporation on Form S-8.

(signed) Grant Thornton LLP


Fort Lauderdale, Florida
November 15, 2000